UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 16, 2018

VERSO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34056	75-3217389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8540 Gander Creek Drive

Miamisburg, Ohio 45342

(Address, including zip code, of principal executive offices)

(877) 855-7243

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On August 16, 2018, a press release announcing the sale of the Wickliffe Mill to the Purchaser (each as defined below) was issued jointly by the Commonwealth of Kentucky Governor’s office, the Purchaser and Verso Corporation (“Verso”). The press release is included as Exhibit 99.1 to this report and is incorporated herein by reference.

The press release, including the information contained therein, is furnished pursuant to Item 7.01, is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and shall not be incorporated by reference into any of Verso’s previous or future filings under the Securities Act of 1933, as amended (the “Securities Act”).

Item 8.01 Other Events.

On August 16, 2018, Verso Paper Holding LLC (“Verso Paper”), a wholly owned subsidiary of Verso, entered into a purchase agreement with Global Win Wickliffe LLC (“Purchaser”), pursuant to which Verso Paper agreed to sell, and Purchaser agreed to purchase, one of Verso’s subsidiaries, Verso Wickliffe LLC (“Verso Wickliffe”), for a purchase price of approximately $16.0 million in cash. Verso Wickliffe owns substantially all of the assets that comprised Verso’s Wickliffe, Kentucky paper mill (the “Wickliffe Mill”) and related operations. Verso previously announced its decision to permanently close the Wickliffe Mill in April 2016. The purchase agreement contains customary representations and warranties by, and customary covenants among, the parties. The sale is expected to close in the third quarter of this year, subject to satisfaction of certain conditions. There is no assurance that these conditions will be met.

Forward-Looking Statements

In this Current Report on Form 8-K, all statements that are not purely historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements in this press release include, but are not limited to, the expected timing of the closing of the sale of the Wickliffe Mill. Forward-looking statements may be identified by the words “believe,” “expect,” “anticipate,” “project,” “plan,” “estimate,” “intend,” “potential” and other similar expressions. Forward-looking statements are based on currently available business, economic, financial, and other information and reflect management’s current beliefs, expectations, and views with respect to future developments and their potential effects on Verso. Actual results could vary materially depending on risks and uncertainties that may affect Verso and its business. Verso’s actual actions and results may differ materially from what is expressed or implied by these statements due to a variety of factors, including those risks and uncertainties listed under the caption “Risk Factors” in Verso’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and from time to time in Verso’s other filings with the Securities and Exchange Commission. Verso assumes no obligation to update any forward-looking statement made in this press release to reflect subsequent events or circumstances or actual outcomes.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release issued August 16, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2018

VERSO CORPORATION

By:	/s/ Allen J. Campbell
Allen J. Campbell
Senior Vice President and Chief Financial Officer